UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Table of Contents

First Trust Dynamic Europe Equity Income Fund (FDEU)

Annual Report

December 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Henderson Global Investors (North America) Inc. (“Henderson” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Managed Distribution Policy

The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of the relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Dynamic Europe Equity Income Fund (FDEU)

Annual Letter from the Chairman and CEO

December 31, 2017

Dear Shareholders,

First Trust is pleased to provide you with the annual report for the First Trust Dynamic Europe Equity Income Fund which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices— the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

• The S&P 500® achieved something it had not previously, finishing 2017 with 12 months of gains;

• The Dow Jones realized a milestone as well, closing above 24,000 for the first time ever on November 30; and

• The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the “Tax Cuts and Jobs Act,” which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)

“AT A GLANCE”

As of December 31, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$18.83
Common Share Net Asset Value (“NAV”)	$19.87
Premium (Discount) to NAV	(5.23)%
Net Assets Applicable to Common Shares	$342,382,927
Current Monthly Distribution per Common Share(1)	$0.1210
Current Annualized Distribution per Common Share	$1.4520
Current Distribution Rate on Common Share Price(2)	7.71%
Current Distribution Rate on NAV(2)	7.31%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended	Inception (9/24/15)
	12/31/17	to 12/31/17
Fund Performance(3)
NAV	22.66%	11.25%
Market Value	34.51%	6.47%
Index Performance
MSCI Europe Index	25.51%	12.21%

(1)	Most recent distribution paid or declared through 12/31/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)

“AT A GLANCE” (Continued)

As of December 31, 2017 (Unaudited)

Top Ten Holdings	% of Total Investments
Diageo PLC	3.2%
ING Groep N.V.	2.9
Vodafone Group PLC	2.9
Bayer AG	2.8
TOTAL S.A.	2.7
BNP Paribas S.A.	2.6
Siemens AG	2.5
Adecco Group AG	2.3
British Land (The) Co., PLC	2.3
Assicurazioni Generali S.p.A.	2.3
Total	26.5%

Sector Allocation	% of Total Investments
Financials	23.1%
Industrials	17.7
Energy	11.0
Utilities	9.1
Consumer Staples	8.8
Consumer Discretionary	8.4
Real Estate	6.8
Telecommunication Services	6.7
Health Care	6.5
Materials	1.9
Total	100.0%

Country	% of Total Investments
United Kingdom	30.2%
France	16.3
Germany	10.4
Netherlands	9.4
Italy	9.0
Switzerland	7.9
Sweden	4.6
Spain	3.9
Luxembourg	2.3
Belgium	1.5
Norway	1.4
Austria	1.3
Portugal	1.1
Denmark	0.7
Total	100.0%

Portfolio Commentary

First Trust Dynamic Europe Equity Income Fund (FDEU)

Annual Report

December 31, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

Henderson Global Investors (North America) Inc. (“Henderson” or the “Sub-Advisor”) is an indirect, wholly-owned subsidiary of Janus Henderson Group Plc (“Janus Henderson”), a London-based public company listed on the New York Stock Exchange and the Australian Securities Exchange. Janus Henderson is the result of a merger of equals between Janus Capital Group, Inc. and Henderson Group Plc. The Sub-Advisor is a global investment management firm that, as a subsidiary of Janus Henderson, provides a full spectrum of investment products and services to clients around the world. First Trust and the Sub-Advisor have engaged Henderson Investment Management Limited, a registered investment advisor and an indirect, wholly-owned subsidiary of Janus Henderson, as the sub-sub-advisor responsible for certain investment decisions of the Fund. With offices in 27 cities and more than 2,000 employees worldwide, Janus Henderson managed approximately 370.8 billion in assets as of December 31, 2017.

Portfolio Management Team

Alex Crooke, Head of Global Equity Income, Henderson

Ben Lofthouse, CFA, Portfolio Manager, Henderson

Market Recap

After delivering positive returns in the last quarter of 2017, the MSCI Europe Index (the “Index”) ended the year with a strong 25.51% return in U.S. dollar terms. The economic recovery in Europe continued through the end of the year, while indicators of future economic activity point to a strong 2018 to follow. Politics has been helpful through the majority of the year. The new French president, Emmanuel Macron, for example, is proposing constructive labor reforms. Despite interest rate hikes in the U.S. and UK, the European Central Bank (“ECB”) has maintained its expansionary monetary stance. Norway and the Netherlands ended the year as the strongest performing European countries while Ireland and Finland were the biggest laggards, although all the major European countries still delivered positive returns through 2017. In line with a growing economy, cyclical sectors like Technology, Materials and Industrials performed best while Telecommunications, Healthcare and Energy underperformed in Europe. The underperformance of Energy was somewhat surprising considering crude oil rallied 17.7% during the year.

Performance Analysis

The Fund has been invested in European equities since shortly after the Fund’s launch in September 2015. The Fund delivered an impressive 22.66% net asset value (“NAV”) return1 and a 34.51% market value return1 during the year ended December 31, 2017. Hence, while the NAV return lagged slightly, the share price return outperformed the Index annual return of 25.51%. The Fund continued to make distributions during the period, totaling $1.89 per Common Share (including special distributions).

The Fund maintained its tilt towards high quality businesses with a focus on strong balance sheets and cash flow. Many of these businesses have delivered strong fundamentals that contributed to Fund performance during this period. A balanced position between cyclical sectors like financial services and industrials as well as consumer staples and telecoms helped the fund benefit from the recovery in European economic growth.

The Fund’s best performing names this year came from a variety of sectors and countries in Europe. Enel SpA, the Italian utility company, was a strong performer through the year as the new CEO’s implemented measures led to positive earnings revisions and dividend growth. Telenor Group, the Norwegian telecommunications company, was an outstanding performer despite the overall sector being weak during the year. Management made the bold move to exit its unprofitable Indian business and implemented cost-cutting measures that yielded strong margin performance for the business during the year. After this strong performance we have taken profits and sold the Fund’s position in the name. Natixis CIB, the French investment bank, contributed positively through the year as fears over Basel IV risks subsided and the company affirmed its commitment to paying dividends while maintaining its strong capital position. Despite the consumer staples sector having a lackluster year, our position in British-Dutch personal care company, Unilever, performed well following a takeover bid from The Kraft Heinz Company. Other strong contributors during this period included the UK beverages business Diageo GB, the German postal service company Deutsche Post and Cembra Money Bank, the Swiss financial services business.

[1]	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

Annual Report

December 31, 2017 (Unaudited)

The UK equity market was among the laggards this year on concerns around the potential impact of Brexit to the economy. British broadcaster ITV suffered as a result of advertising growth disappointing and Imperial Brands, the UK tobacco company, suffered due to concerns over their US business being impacted by increasing regulations. The positions in these companies have been held, as we continue to believe there is considerable upside in them. The Portuguese postal operator, CTT Correios de Portugal, S.A., reported disappointing results and announced that they would need to invest more money to make their network more competitive, which negatively impacted shares. This position was subsequently sold.

Investment Activity

At the beginning of the year, the Fund increased its amount of leverage as we saw attractive opportunities in the market, and that has broadly paid off during this period of strength in European equities. The Fund took the opportunity to take significant profits made over the last year in Telenor, as shares traded at fair value after a strong run. After disappointing commentary from management, the position in CTT Correios was also sold. Meanwhile, the Fund reinvested proceeds into the financials space, notably the Dutch bank ABN AMRO, the Austrian bank BAWAG and Standard Life Aberdeen PLC, the UK asset manager. A position in UK electric utility, National Grid UK, was also added to the Fund.

During the period the options strategy employed by the Fund detracted from performance, as the options limited upside in an aggressively rising market. The Fund utilizes a dynamic currency hedging process to mitigate the risk of adverse currency movements on the portfolio. With the EUR rallying 14.2% and GBP rallying 9.5% during the year, both hedges detracted from performance. The Fund has borrowed in euros as the associated interest rate is lower than borrowing in dollars, and euro borrowing provides a currency hedge to U.S. based investors. While leverage was an overall positive contributor, over this period the euro denominated loan had a negative FX impact due to the euro rallying. The Index does not use leverage.

To generate additional income, the Fund writes (or sells) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During the 12-month period ending December 31, 2017, the options portfolio management team overwrote approximately 30% of the Fund’s Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options, approximately at-the-money to slightly out-of-the-money. The option strategy subtracted from the total return of the Fund during the fiscal period as the Euro Stoxx 50 Index was up 6.96% in the first quarter of the fiscal period, resulting in losses on the short call option positions in the first quarter. During the remainder of the year, the Euro Stoxx 50 Index was up a more modest 2.79% which allowed the option portfolio to add total return to the Fund, offsetting some of the negative performance which occurred in the first quarter. Overall, the option portfolio subtracted from total return during the fiscal period.

Market and Fund Outlook

The Fund’s focus on high quality income-generating investments and businesses benefiting from a European recovery has yielded good performance in 2017. European interest rates have continued to remain low and, in our view, the outlook for dividend stocks remains positive in this environment due to investors’ ongoing requirement for yielding assets. While macroeconomic volatility and political uncertainty have dogged markets this cycle, early indications would suggest a period of accelerating growth and improving employment through Europe in 2018. We will seek to benefit from periods of volatility and positive forward indicators by opportunistically adding to any oversold European franchises that offer healthy long-term income and capital appreciation prospects.

First Trust Dynamic Europe Equity Income Fund (FDEU)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (b) – 114.0%

	Aerospace & Defense – 2.0%
887,774	BAE Systems PLC	$ 6,868,139

	Air Freight & Logistics – 4.5%
201,130	bpost S.A.	6,126,056
119,414	Deutsche Post AG	5,695,336
569,328	Royal Mail PLC	3,478,269

		15,299,661

	Automobiles – 3.0%
34,702	Daimler AG	2,947,913
71,706	Renault S.A.	7,219,318

		10,167,231

	Banks – 14.3%
106,705	ABN AMRO Group NV (c)	3,444,007
101,009	BAWAG Group AG (c) (d)	5,388,358
143,916	BNP Paribas S.A.	10,749,181
656,323	ING Groep N.V.	12,068,271
1,108,590	Intesa Sanpaolo S.p.A.	3,684,493
565,977	Nordea Bank AB	6,851,253
285,693	Swedbank AB, Class A	6,892,351

		49,077,914

	Beverages – 3.8%
354,833	Diageo PLC	13,054,869

	Building Products – 2.1%
129,931	Cie de Saint-Gobain	7,168,177

	Capital Markets – 3.3%
164,386	Azimut Holding S.p.A.	3,149,900
226,376	Credit Suisse Group AG	4,042,221
527,151	Natixis S.A.	4,171,984

		11,364,105

	Commercial Services & Supplies – 2.1%
1,252,654	Prosegur Cash S.A. (c)	4,022,020
28,634	Societe BIC S.A.	3,149,117

		7,171,137

	Diversified Financial Services – 2.1%
1,212,098	Standard Life Aberdeen PLC	7,145,020

	Diversified Telecommunication Services – 4.6%
474,871	Deutsche Telekom AG	8,429,806
416,298	Orange S.A.	7,230,192

		15,659,998

	Electric Utilities – 8.6%
1,123,049	Enel S.p.A.	6,912,625
403,015	Red Electrica Corp. S.A.	9,047,362
454,746	SSE PLC	8,104,474
925,893	Terna Rete Elettrica Nazionale S.p.A.	5,381,358

		29,445,819

	Electrical Equipment – 1.1%
134,613	ABB Ltd.	3,608,283

See Notes to Financial Statements	Page 7

First Trust Dynamic Europe Equity Income Fund (FDEU)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)

	Energy Equipment & Services – 0.9%
184,980	Tenaris S.A.	$ 2,920,839

	Industrial Conglomerates – 3.1%
75,337	Siemens AG	10,499,158

	Insurance – 8.1%
513,059	Assicurazioni Generali S.p.A.	9,357,026
17,902	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,882,458
274,194	Prudential PLC	7,054,219
187,737	SCOR SE	7,556,221

		27,849,924

	Machinery – 1.5%
235,393	SKF AB, Class B	5,228,341

	Media – 6.3%
3,249,534	ITV PLC	7,261,078
271,517	Mediaset Espana Comunicacion S.A.	3,048,972
717,766	NOS SGPS S.A.	4,720,300
80,349	RTL Group S.A.	6,466,000

		21,496,350

	Metals & Mining – 2.3%
150,037	Rio Tinto PLC	7,985,406

	Multi-Utilities – 2.4%
702,312	National Grid PLC	8,297,930

	Oil, Gas & Consumable Fuels – 12.4%
1,171,788	BP PLC	8,269,582
258,358	Royal Dutch Shell PLC, Class A	8,613,096
1,814,021	Snam S.p.A.	8,880,336
271,118	Statoil ASA	5,785,189
199,174	TOTAL S.A.	11,003,784

		42,551,987

	Personal Products – 1.9%
113,676	Unilever N.V.	6,404,387

	Pharmaceuticals – 7.8%
92,524	Bayer AG	11,545,552
80,561	Novartis AG	6,812,280
33,120	Roche Holding AG	8,378,141

		26,735,973

	Professional Services – 5.1%
126,898	Adecco Group AG	9,708,293
334,377	RELX N.V.	7,689,041

		17,397,334

	Real Estate Management & Development – 1.5%
87,404	Nexity S.A.	5,203,733

	Textiles, Apparel & Luxury Goods – 0.8%
25,604	Pandora A/S	2,787,484

	Tobacco – 4.9%
123,080	British American Tobacco PLC	8,338,735

Page 8	See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)

	Tobacco (Continued)
200,748	Imperial Brands PLC	$8,581,123

		16,919,858

	Wireless Telecommunication Services – 3.5%
3,803,133	Vodafone Group PLC	12,066,780

	Total Common Stocks	390,375,837

	(Cost $352,260,091)

REAL ESTATE INVESTMENT TRUSTS (a) (b) – 6.7%

	Equity Real Estate Investment Trusts – 6.7%
1,035,035	British Land (The) Co., PLC	9,663,384
209,898	Eurocommercial Properties N.V.	9,144,532
40,459	ICADE	3,977,270

	Total Real Estate Investment Trusts	22,785,186

	(Cost $23,055,119)
	Total Investments – 120.7%	413,161,023

	(Cost $375,315,210) (e)

Number of Contracts	Description	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.1)%
609	EURO STOXX 50 Index	$25,603,724	€3,650.00	Jan 2018	(12,417)
619	EURO STOXX 50 Index	26,024,146	3,600.00	Jan 2018	(37,858)
1,237	EURO STOXX 50 Index	52,006,250	3,600.00	Feb 2018	(271,677)
610	EURO STOXX 50 Index	25,645,766	3,650.00	Mar 2018	(158,802)

	Total Call Options Written				(480,754)

	(Premiums received $1,907,334)

	Outstanding Loan – (29.8)%				(101,987,248)
	Net Other Assets and Liabilities – 9.2%				31,689,906

	Net Assets – 100.0%				$342,382,927

Forward Foreign Currency Contracts

				Purchase	Sale	Unrealized
Settlement		Amount	Amount	Value as of	Value as of	Appreciation/
Date	Counterparty	Purchased	Sold	12/31/2017	12/31/2017	(Depreciation)
02/02/18	BNS	USD 21,532,212	EUR 18,370,000	$ 21,532,212	$ 22,083,043	$ (550,831)
02/02/18	BNS	USD 15,242,632	GBP 11,600,000	15,242,632	15,678,388	(435,756)

Net Unrealized Appreciation (Depreciation)						$ (986,587)

Counterparty Abbreviations

BNS    Bank of Nova Scotia

See Note 3D – Forward Foreign Currency Contracts in the Notes to Financial Statements.

See Note 3J – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All or a portion of these securities are pledged to cover index call options written.
(b)	All of these securities are available to serve as collateral for the outstanding loan.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.

See Notes to Financial Statements	Page 9

First Trust Dynamic Europe Equity Income Fund (FDEU)

Portfolio of Investments (Continued)

December 31, 2017

(e)	Aggregate cost for federal income tax purposes was $372,461,898. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $52,457,655 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,225,872. The net unrealized appreciation was $39,231,783. The amounts presented are inclusive of derivative contracts.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs

Common Stocks*	$390,375,837	$390,375,837	$—	$ —
Real Estate Investment Trusts*	22,785,186	22,785,186	—	—

Total Investments	$413,161,023	$413,161,023	$—	$ —

LIABILITIES TABLE

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs

Call Options Written	$(480,754)	$—	$(480,754)	$ —
Forward Foreign Currency Contracts	(986,587)	—	(986,587)	—

Total	$(1,467,341)	$—	$(1,467,341)	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Currency Exposure		% of Total
Diversification		Investments	†
EUR		52.1%
GBP		24.4
USD		8.9
CHF		7.9
SEK		4.6
NOK		1.4
DKK		0.7
Total		100.0%

† The weightings include the impact of currency forwards.

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

Page 10	See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments, at value (Cost $375,315,210)	$413,161,023
Cash	30,516,642
Foreign currency (Cost $404,538)	406,793
Receivables:
Dividend reclaims	1,883,797
Dividends	614,863
Prepaid expenses	3,056

Total Assets	446,586,174

LIABILITIES:
Outstanding loan	101,987,248
Options written, at value (Premiums received $1,907,334)	480,754
Unrealized depreciation on forward foreign currency contracts	986,587
Payables:
Investment advisory fees	410,270
Interest and fees on loan	219,839
Audit and tax fees	45,025
Administrative fees	33,297
Printing fees	24,326
Transfer agent fees	5,244
Legal fees	4,812
Custodian fees	4,107
Financial reporting fees	770
Trustees’ fees and expenses	289
Other liabilities	679

Total Liabilities	104,203,247

NET ASSETS	$342,382,927

NET ASSETS consist of:
Paid-in capital	$305,695,356
Par value	172,319
Accumulated net investment income (loss)	159,015
Accumulated net realized gain (loss) on investments, options, forward foreign currency contracts, and foreign currency transactions	(40,609)
Net unrealized appreciation (depreciation) on investments, options, forward foreign currency contracts, and foreign currency translation	36,396,846

NET ASSETS	$342,382,927

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$19.87

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908

See Notes to Financial Statements	Page 11

First Trust Dynamic Europe Equity Income Fund (FDEU)

Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,035,173)	$19,525,516
Interest	115,187
Other	8

Total investment income	19,640,711

EXPENSES:
Investment advisory fees	4,757,078
Interest and fees on loan	826,595
Administrative fees	183,797
Printing fees	80,687
Custodian fees	56,075
Audit and tax fees	45,440
Legal fees	35,306
Transfer agent fees	34,805
Listing expense	21,850
Trustees’ fees and expenses	17,086
Financial reporting fees	9,250
Commitment fees	7,597
Other	36,160

Total expenses	6,111,726

NET INVESTMENT INCOME (LOSS)	13,528,985

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,320,755
Written options	(3,872,515)
Forward foreign currency contracts	(1,863,479)
Foreign currency transactions	(7,789,859)

Net realized gain (loss)	8,794,902

Net change in unrealized appreciation (depreciation) on:
Investments	47,875,620
Written options	4,184,512
Forward foreign currency contracts	(3,275,701)
Foreign currency translation	(5,534,424)

Net change in unrealized appreciation (depreciation)	43,250,007

NET REALIZED AND UNREALIZED GAIN (LOSS)	52,044,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,573,894

Page 12	See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/2017	12/31/2016

OPERATIONS:
Net investment income (loss)	$13,528,985	$12,654,490
Net realized gain (loss)	8,794,902	818,995
Net change in unrealized appreciation (depreciation)	43,250,007	(7,717,702)

Net increase (decrease) in net assets resulting from operations	65,573,894	5,755,783

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,427,255)	(19,529,780)
Net realized gain	(13,035,761)	—
Return of capital	(17,182,834)	(5,490,950)

Total distributions to shareholders	(32,645,850)	(25,020,730)

CAPITAL TRANSACTIONS:
Offering costs	—	72,016

Net increase (decrease) in net assets resulting from capital transactions	—	72,016

Total increase (decrease) in net assets	32,928,044	(19,192,931)

NET ASSETS:
Beginning of period	309,454,883	328,647,814

End of period	$342,382,927	$309,454,883

Accumulated net investment income (loss) at end of period	$159,015	$(2,468,927)

COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908

See Notes to Financial Statements	Page 13

First Trust Dynamic Europe Equity Income Fund (FDEU)

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$65,573,894
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(158,800,334)
Sales of investments	211,547,800
Proceeds from written options	9,076,228
Amount paid to close written options	(13,474,257)
Net realized gain/loss on investments and written options	(18,448,240)
Net change in unrealized appreciation/depreciation on investments and written options	(52,060,132)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	3,275,701
Changes in assets and liabilities:
Increase in dividend reclaims receivable	(849,330)
Increase in dividends receivable	(123,897)
Decrease in prepaid expenses	2,021
Increase in interest and fees payable on loan	69,197
Increase in investment advisory fees payable	49,408
Increase in audit and tax fees payable	417
Increase in legal fees payable	2,196
Increase in printing fees payable	2,257
Decrease in administrative fees payable	(200,953)
Decrease in custodian fees payable	(94,561)
Increase in transfer agent fees payable	3,617
Increase in Trustees’ fees and expenses payable	167
Decrease in financial reporting fees payable	(1)
Decrease in other liabilities payable	(545)

Cash provided by operating activities		$45,550,653

Cash flows from financing activities:
Distributions to Common Shareholders from net investment income	(2,427,255)
Distributions to Common Shareholders from net realized gain	(13,035,761)
Distributions to Common Shareholders from return of capital	(17,182,834)
Repayment of Euro borrowings	(5,437,925)
Proceeds from Euro borrowings	15,951,750
Effect of exchange rate changes on Euro Loans (a)	5,682,450

Cash used in financing activities		(16,449,575)

Increase in cash and foreign currency (b)		29,101,078
Cash and foreign currency at beginning of period		1,822,357

Cash and foreign currency at end of period		$30,923,435

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$757,398

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $148,026, which does not include the effect of exchange rate changes on Euro borrowings.

Page 14	See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)

Financial Highlights

For a Common Share outstanding throughout each period

			Period
			Ended
	Year Ended December 31,		December 31,
	2017	2016	2015 (a)
Net asset value, beginning of period	$17.96	$19.07	$19.10

Income from investment operations:
Net investment income (loss)	0.78	0.73	0.04
Net realized and unrealized gain (loss)	3.02	(0.39)	0.05

Total from investment operations	3.80	0.34	0.09

Distributions paid to shareholders from:
Net investment income	(0.14)	(1.13)	(0.07)
Net realized gain	(0.75)	—	(0.05)
Return of capital	(1.00)	(0.32)	—

Total distributions paid to Common Shareholders	(1.89)	(1.45)	(0.12)

Net asset value, end of period	$19.87	$17.96	$19.07

Market value, end of period	$18.83	$15.52	$17.16

Total return based on net asset value (b)	22.66%	3.30%	0.52%
Total return based on market value (b)	34.51%	(0.80)%	(13.61)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$342,383	$309,455	$328,648
Ratio of total expenses to average net assets	1.85%	1.83%	1.72	% (c)
Ratio of total expenses to average net assets excluding interest expense	1.60%	1.59%	1.56	% (c)
Ratio of net investment income (loss) to average net assets	4.09%	4.13%	0.82	% (c)
Portfolio turnover rate	39%	41%	5%

Indebtedness:
Total loan outstanding (in 000’s)	$101,987	$85,791	$89,113
Asset coverage per $1,000 of indebtedness (d)	$4,357	$4,607	$4,688

(a)	The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements	Page 15

Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

1. Organization

First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FDEU on the New York Stock Exchange (“NYSE”).

The Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. The Fund pursues its objective by investing at least 80% of its Managed Assets, under normal market conditions in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITS”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

2. Managed Distribution Policy

The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.121 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.

3. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2017, is included with the Fund’s Portfolio of Investments.

B. Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, Henderson Global Investors (North America) Inc. (“Henderson” or the “Sub-Advisor”) or Henderson Investment Management Limited (the “Sub-Sub-Advisor”) (in accordance with procedures approved by the Board of Trustees) in such amount that are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered call options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. Forward Foreign Currency Contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

F. Dividends and Distributions to Shareholders

The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended December 31, 2017, primarily a result of differing book and tax treatment of realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $8,473,788 and an increase in accumulated net realized gain (loss) of $8,473,788. Net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016
Ordinary income	$2,427,255	$19,529,780
Capital gain	13,035,761	—
Return of capital	17,182,834	5,490,950

As of December 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(827,572)
Net unrealized appreciation (depreciation)	37,342,824

Total accumulated earnings (losses)	36,515,252
Other	—
Paid-in capital	305,867,675

Total net assets	$342,382,927

G. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended December 31, 2017, the Fund incurred and elected to defer a net ordinary loss amount of $827,572.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, and 2017 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

H. Expenses

The Fund will pay all expenses directly related to its operations.

I. Organization and Offering Costs

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business, and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

Fund’s shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund’s Common Share offering costs of $660,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended December 31, 2015. During the year ended December 31, 2016, it was determined that the actual offering costs were less than the estimated offering costs by $72,016. Therefore, paid-in-capital was increased by that amount, as reflected on the Statements of Changes in Net Assets.

J. Offsetting on the Statement of Assets and Liabilities

Offsetting assets and liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign
Currency
Contracts*	$ (986,587)	$ —	$ (986,587)	$ —	$ —	$ (986,587)

* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

K. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Henderson serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.

Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

5. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2017, were $158,800,334 and $211,547,800, respectively.

6. Derivative Transactions

During the year ended December 31, 2017, the premiums for written options opened were $9,076,228, and the premiums for written options closed, exercised and expired were $9,601,742.

The following table presents the types of derivatives held by the Fund at December 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ —	Unrealized depreciation on forward foreign currency contracts	$986,587
Written Options	Equity Risk	Options written, at value	$ —	Options written, at value	$480,754

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(1,863,479)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(3,275,701)
Equity Risk Exposure
Net realized gain (loss) on written options	$(3,872,515)
Net change in unrealized appreciation (depreciation) on written options	4,184,512

During the year ended December 31, 2017, the notional values of forward foreign currency contracts opened and closed were $215,939,273 and $246,213,290, respectively.

The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017

7. Borrowings

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $125,000,000. Prior to September 27, 2017, the total commitment amount was $117,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 80 basis points. As of December 31, 2017, the Fund had one loan outstanding under the revolving credit facility totaling $101,987,248 (85,000,000 EUR), which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the year ended December 31, 2017, the average amount outstanding was $102,003,375 (90,265,753 EUR). The annual interest rate in place during the year ended December 31, 2017 was 0.80% and did not change throughout the period. Therefore, the high, low and average interest rates during the year ended December 31, 2017 were 0.800%. The interest rate at December 31, 2017 was also 0.800%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loan” on the Statement of Operations.

8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust Dynamic Europe Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information

For the year ended December 31, 2017, the amount of long-term capital gain distributions designated by the Fund was $13,035,761, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2017. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2017, qualify for corporate dividends received deduction available to corporate shareholders. The Fund meets the requirements of Section 853 of the Internal Revenue Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $19,525,516 (representing a total of $1.13 per share). The total amount of taxes paid to such countries is $1,890,050 (representing a total of $0.11 per share).

NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Dynamic Europe Equity Income Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 14,583,661, the number of votes against was 194,481 and the number of broker non-votes was 2,453,766. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Derivatives Risk: The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

Emerging Markets Risk: Investments in securities of issuers located in emerging market countries are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

European Markets Risk: Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union (“EU”), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU

Additional Information (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

European Union Risk: Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Foreign (Non-U.S.) Securities Risk: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return.

Foreign Currency Risk: The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund’s exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

Geographic Concentration Risk: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Additional Information (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares, or purchase Common Shares.

Market Disruption and Geopolitical Risk: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund’s investments. For example, there have been various events throughout Europe, including Russia’s annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise effect, other countries and regions across Europe and therefore adversely impact the Fund’s investments in such countries and regions.

Non-Diversification Risk: The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Redenomination Risk: Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk and the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

United Kingdom Risk: Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (“EU”), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), gave

Additional Information (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

notice of its withdrawal in March 2017 and began negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU, which is expected to take place by March 2019. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, First Trust Advisors L.P. (the “Advisor”) and Henderson Global Investors (North America) Inc. (the “Sub-Advisor”) for an additional one-year period at a meeting held on September 11, 2017. The Board determined that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017, June 12, 2017 and September 11, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of the Sub Advisor; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Sub-Advisor; any fall-out benefits to the Sub-Advisor; and information on the Sub-Advisor’s compliance program. The Board reviewed initial materials at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. At the June 12, 2017 meeting, the Board approved the continuation of the Investment Advisory Agreement between the Fund and the Advisor for a one-year period ending June 30, 2018 but, at the Advisor’s request, elected to defer considering the renewal of the Sub-Advisory Agreement and the Investment Sub-Sub-Advisory Agreement (the “Sub-Sub-Advisory Agreement”) among the Fund, the Advisor, the Sub-Advisor and Henderson Investment Management Limited (the “Sub-Sub-Advisor”) until its September 2017 meeting to permit further review in light of a recent merger of the parent company of the Sub-Advisor and the Sub-Sub-Advisor and proposed organizational changes. Following the June meeting, independent legal counsel on behalf of the Independent Trustees requested certain updates and supplements to the materials previously provided by the Sub-Advisor and the Sub-Sub-Advisor. In light of merger-related organizational changes, the Advisor and the Sub-Advisor proposed that the Board, at its September 11, 2017 meeting, consider approving the continuation of the Sub-Advisory Agreement but allow the Sub-Sub-Advisory Agreement to expire by its terms and allow the Sub-Advisor to continue to provide portfolio management services to the Fund using the same investment personnel through a participating affiliate arrangement with another affiliate of the Sub-Advisor. The Board applied its business judgment to determine whether the arrangement among the Fund, the Advisor and the Sub-Advisor continues to be a reasonable business arrangement from the Fund’s perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to renew the Sub-Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Sub-Advisor provides portfolio management services to the Fund.

In reviewing the Sub-Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Sub-Advisor under the Sub-Advisory Agreement. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In addition, at the June 12, 2017 and the September 11, 2017 meetings, the Board received a presentation from representatives of the Sub-Advisor discussing the recent merger of the parent company of the Sub-Advisor and related organizational changes, as well as the services that the Sub-Advisor provides to the Fund. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and that the same portfolio management team is expected to continue to provide services to the Fund after all organizational

Additional Information (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

changes are completed. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Sub Advisor under the Sub-Advisory Agreement have been and are expected to remain satisfactory and that the Sub Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the sub-advisory fee rate payable under the Sub-Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered information provided by the Sub-Advisor as to the fees its affiliates charge to other funds with investment objectives and policies broadly similar to those of the Fund, noting that the sub-advisory fee rate for the Fund was lower than the fee rates charged to these other funds.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 and June 30, 2017 to the performance of a peer group of funds (including open-end funds and exchange-traded funds, in addition to a closed-end fund) compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account certain limitations with respect to creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) the peer group includes open-end funds and index-based exchange-traded funds; and (iii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year periods ended December 31, 2016 and June 30, 2017 and the MSCI Europe Index for the one-year period ended December 31, 2016 and underperformed the MSCI Europe Index for the one-year period ended June 30, 2017. The Board also received information on the Fund’s annual distribution rates as of December 31, 2016 and June 30, 2017 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Sub-Advisor under the Sub-Advisory Agreement.

The Board considered that the expenses incurred by the Sub Advisor are primarily fixed, and that the Sub-Advisor believes that expenses will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into commission sharing agreements, and considered the Sub-Advisor’s statement that it considers the use of commission sharing agreements in conjunction with its broker review arrangements to reduce the potential for conflict between the choice of broker for execution or other services the broker may provide. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Dynamic Europe Equity Income Fund (FDEU)

December 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Henderson Global Investors (North America) Inc.

311 S. Wacker Drive, Suite 6000

Chicago, Illinois 60606

ADMINISTRATOR,

FUND ACCOUNTANT, AND

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

TRANSFER AGENT

Computershare, Inc.

P.O. Box 505000

Louisville, KY 40233-5000

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,500 for 2017 and $39,500 for 2016.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $91.91 for 2016.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2016.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2017 and $5,200 for 2016.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2017 and $0 for 2016.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2016.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2017 were $5,200 and $44,000 for the Registrant and the Registrant’s investment adviser, respectively and for 2016 were $5,200 and $13,000 for the Registrant and the Registrant’s investment adviser, respectively.

(h) The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies, as of December 31, 2017, are attached herewith.

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

Proxy Voting Policies and Procedures

Henderson Global Investors (North America) Inc. (“HGINA”) serves as investment adviser to several categories of clients with varying levels of equity security ownership. HGINA attempts to vote proxies in the best interest of the firm’s clients. HGINA’s policy with respect to certain accounts for which it has proxy voting authority is described below.

Delegation to HIML and AlphaGen Capital Limited for certain series of Henderson Global Funds and certain International Equity accounts

HGINA has adopted Henderson Investment Management Limited (“HIML”) and AlphaGen Capital Limited proxy voting policies (“Policies”) contained in Appendices A through C of the HIML and AlphaGen Capital Limited Proxy Voting Policies and Procedures for certain series of Henderson Global Funds and International Equity Accounts for which it has proxy voting authority.

In the event that no predetermined HIML or AlphaGen Capital Limited Policy exists, the Proxy Voting Committee will review the issue and direct how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have three members, HGINA’s Corporate Secretary, HGINA’s Chief Compliance Officer and a representative from portfolio management, research or trading with knowledge regarding the relevant company. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the members of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HGINA.

Proxy Committee meetings shall be called by the Chief Compliance Officer when override submissions are made and in instances when the proxy voting service (“Riskmetrics”) has recused itself from a vote recommendation or where no predetermined HIML or AlphaGen Capital Limited Policy exists. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients. In determining how proxies should be voted, the Proxy Committee shall address conflict of interest issues as described below.

Riskmetrics Recusal or no HIML or AlphaGen Capital Limited Policy

When Riskmetrics makes no recommendation on a proxy voting issue or where no predetermined HIML or AlphaGen Capital Limited Policy exists, the Proxy Committee will review the issue and direct how to vote the proxies given the following general guidelines. In general HGINA: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures that impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

Override of Riskmetrics Recommendation or HIML or AlphaGen Capital Limited Policy

There may be occasions where the HGINA or HIML or AlphaGen Capital Limited portfolios managers seek to override Riskmetrics’ recommendations or a HIML or AlphaGen Capital Limited Policy if they believe that Riskmetrics’ recommendations or HIML or AlphaGen Capital Limited Policy are not in accordance with the best interests of clients. In the event that a portfolio manager disagrees with a Riskmetrics recommendation or HIML or AlphaGen Capital Limited Policy on a particular voting issue, the portfolio manager shall document in writing the reasons that he/she believes that the Riskmetrics recommendation or HIML or AlphaGen Capital Limited Policy is not in accordance with clients’ best interests and submit such written documentation to the HGINA Chief Compliance Officer for consideration by the Proxy Committee. Upon review of the documentation and consultation with the portfolio manager and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the Riskmetrics voting recommendation or HIML or AlphaGen Capital Limited Policy if the Committee determines that it is in the best interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Conflicts of Interest

For each director, officer and employee of HGINA (“HGINA person”), the interests of HGINA’s clients must come first, ahead of the interest of HGINA and any person within the HGINA organization, which includes HGINA’s affiliates.

Accordingly, each HGINA person must not put “personal benefit” whether tangible or intangible before the interests of clients of HGINA or otherwise take advantage of the relationship to HGINA’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of HGINA, as appropriate. It is imperative that each of HGINA’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HGINA’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if HGINA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

•	Business Relationships – where HGINA manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•	Personal Relationships – where a HGINA person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

•	Familial Relationships – where a HGINA person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and
•	Fund Relationships – HGINA may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HGINA to report any real or potential conflict of interest to the Chief Compliance Officer who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

Any identified conflict of interest, whether personal or corporate, shall be communicated by the Chief Compliance Officer to the Proxy Committee.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of a Riskmetrics recusal or where no predetermined HIML or AlphaGen Capital Limited Policy exists or request for override of a Riskmetrics recommendation or HIML or AlphaGen Capital Limited Policy, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any HGINA person has reported a conflict of interest. In addition, the Chief Compliance Officer, or his designee, shall confirm by a review of the personal holdings reports submitted by HGINA persons whether any HGINA persons in the aggregate own 1% or more of a party interested in the proxy process’ equity securities and report such information to the Proxy Committee. The Proxy Committee shall review the information provided to it to determine if an actual conflict of interest exists and the minutes of the Proxy Committee shall (1) describe any conflict of interest, (2) discuss any procedure used to address such conflict of interest, (3) report any contacts from outside parties (other than routine communications from proxy solicitors, and (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best interest of clients and was made without regard to any conflict of interest. Based on the above review, the Proxy Committee will direct how to vote the proxies.

International Securities

HGINA purchases or recommends the purchase for its clients of international securities (including ADRs), which may be subject to “share blocking” restrictions. This means that shareholders who vote proxies are not able to trade in that company’s securities for a certain period of time on or around the shareholder meeting date. In addition, voting certain international securities may involve unusual costs to the clients. HGINA reserves the right not to vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.

Amended July 18, 2014

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of December 31, 2017

Henderson Global Investors (North America) Inc., a registered investment adviser (“HGINA” or the “Sub-Advisor”), is the Fund’s sub-adviser and provides U.S. regulatory and compliance oversight to the Fund and its participating advisory affiliate HIGL (as defined below). HGINA is a Delaware corporation and provides investment management services to SEC-registered mutual funds, other pooled investment vehicles and institutional accounts. The principal offices of HGINA are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

HGINA is an indirect, wholly-owned subsidiary of Janus Henderson Group plc doing business as Janus Henderson Investors (“Janus Henderson Investors”), which was created as a result of a merger completed in May, 2017 of Henderson Group plc and Janus Capital Group, Inc. Janus Henderson Investors is the parent company of an asset management group with offices located worldwide. Janus Henderson Investors is a global asset management firm providing a full spectrum of investment products and services to institutions and individuals around the world.

The Sub-Adviser is a global asset manager and U.S Securities and Exchange Commission (“SEC”) registered investment adviser which provides investment advisory services to its proprietary funds, third party funds, and other institutional investors. Its investment capabilities include growth and core equity, international and global equity, balanced, global macro fixed income, fundamental fixed income, asset allocation, volatility management, alternative and retail money market investment strategies.

The Sub-Adviser utilizes the services of Henderson Global Investors Limited (“HGIL”) through a participating affiliate arrangement to provide services pursuant to the sub-advisory agreement with the Fund. The Sub-Adviser has a personnel-sharing arrangement with HGIL pursuant to which the Fund’s portfolio managers are responsible for the day-to-day management of the Fund. Under the arrangement, HGIL and the portfolio managers are considered “associated persons” of the Sub-Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers render portfolio management, research, and other services to the Fund, subject to supervision of the Sub-Adviser. HGIL is a London-based, United Kingdom registered global asset investment adviser which provides services to institutional, retail clients, and high net-worth individuals. It launches and manages equity, fixed income, balanced, and multi-asset mutual funds. HGIL invests in public equity, fixed income, multi-asset, and real estate markets across the globe and manages pension funds. The firm utilizes a strong in-house research team to make its investments. HGIL was founded in 1934 and, in addition to its London base of operations has additional offices in Boston, Edinburgh, U.K., Frankfurt, Germany, and Gasperich, Luxembourg.

HGIL will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

The members of the portfolio management team responsible for the day-to-day management of the Fund’s investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse. The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

1. ALEX CROOKE

Co-Head of Equities – Europe, the Middle East and Africa (EMEA) and Asia Pacific (APAC) at Janus Henderson Investors

Alex Crooke is Co-Head of Equities – Europe, the Middle East and Africa (EMEA) and Asia Pacific (APAC) at Janus Henderson, a position he has held since 2018. Mr. Crooke is responsible for equities in the EMEA and APAC regions and is a Portfolio Manager for the Global Equity Income and Global Dividend & Income strategies. In addition, Mr. Crooke is a member of the Janus Henderson Investors Executive Committee. Previously, he was head of Global Equity Income and Specialist Equities from 2013. Mr. Crooke was recruited by Janus Henderson Investors to co-manage the UK assets of an investment trust in 1994 as an associate director. He later became the fund manager responsible for a number of UK and Global income orientated equity products. Mr. Crooke began his investment career with Equitable Life Assurance Society in 1980 as a U.S. investment analyst. Mr. Crooke holds a BSc (Hons) in physics and astrophysics from Manchester University and is an associate member of the Society of Investment Professionals. He has 28 years of financial industry experience.

2. BEN LOFTHOUSE, CFA

Head of Global Equity Income; Portfolio Manager

Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, he was a director, Global Equity Income, and has been part of the Global Equity Income Team since joining the company in 2004. Additionally, he is a Portfolio Manager and has managed a range of equity income mandates since 2008. Prior to Janus Henderson Investors, Mr. Lofthouse worked as an accountant at PricewaterhouseCoopers where he started his career in 1998. Mr. Lofthouse graduated with a BA (Hons) in business economics from Exeter University. He is a Chartered Accountant (ACA) and holds the Chartered Financial Analyst designation. He has 20 years of financial industry experience.

3. JOHN GAMBLA, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST ADVISORS L.P. (“FIRST TRUST”)

Mr. Gambla has 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. He graduated Phi Beta Kappa with a Bachelor of Science in genetics and developmental biology (Cum Laude) and a Bachelor of Arts in finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago’s Graduate School of Business. He is a CFA Charter holder and holds FRM and PRM designations.

4. ROB A. GUTTSCHOW, CFA

SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST

Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charter holder and a member of the CFA Society of Chicago.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other accounts managed by the Portfolio Managers as of September 30, 2017:

Portfolio Manager	Type of Account	# of Accts	Total Assets ($m)	Performance Fee Accts / Assets ($m)

Alex Crooke	Registered Investment Companies	1	$ 1,338	---
	Other Pooled Investment Vehicles	3	$ 4,713	---
	Other Accounts	1	$ 49	---
Ben Lofthouse	Registered Investment Companies	1	$ 354	---
	Other Pooled Investment Vehicles	5	$ 5,794	1 / $14.9
	Other Accounts	1	$ 49	---

John Gambla	Registered Investment Companies	6	$294.2	---
	Other Pooled Investment Vehicles	0	$ 0	---
	Other Accounts	1	$ 0.6	---
Ben Lofthouse	Registered Investment Companies	6	$294.2	---
	Other Pooled Investment Vehicles	0	$ 0	---
	Other Accounts	1	$ 0.6	---

POTENTIAL CONFLICTS OF INTERESTS

JANUS HENDERSON INVESTORS POTENTIAL CONFLICTS OF INTERESTS

Portfolio Management Conflicts of Interest. The Sub-Adviser seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of the Sub-Adviser’s clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio managers responsible for managing the Fund may currently or in the future also manage one or more other accounts. Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). The Sub-Adviser has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. The Sub-Adviser has a Side-by-Side Committee that meets quarterly to review portfolios in relation to side by side management.

Portfolio Management Compensation. The portfolio managers for the Sub-Adviser are compensated for managing portfolios or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. The overall investment team variable compensation pool is based on the profitability of Janus Henderson Investors and is fully discretionary. Portfolio managers are eligible for an annual variable compensation award based on management’s discretion. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things, consistent short-term and long-term performance (i.e., one, three, and five year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and team work.  There is no specific percentage of pay directly tied to portfolio performance measures such as the performance of this Fund or a strategy shared with the Fund.

Fixed Compensation

Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation

Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Henderson Investors restricted stock and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager that vest over a three year period.)

The Sub-Adviser receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. The Sub-Adviser shares performance fees, on a discretionary basis, with fund managers of the relevant funds. This provides further alignment between overall portfolio/firm performance and individual reward. Individual allocations are also subject to mandatory deferral mechanisms and, where required by AIFMD or UCITS, individuals are obliged to defer a proportion of their incentives into the funds in which the performance fees were generated.

FIRST TRUST, POTENTIAL CONFLICTS OF INTERESTS

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3)	Compensation Structure of Portfolio Manager(S) or Management Team Members

Information provided as of December 31, 2017

ALEX CROOKE AND BEN LOFTHOUSE, JANUS HENDERSON INVESTORS

Salary and benefits

The portfolio managers for the Sub-Adviser are compensated for managing portfolios or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation (as discussed in detail above). The overall investment team variable compensation pool is based on the profitability of Janus Henderson Investors and is fully discretionary. Portfolio managers are eligible for an annual variable compensation award based on management’s discretion. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things, consistent short-term and long-term performance (i.e., one, three, and five year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and team work.

There is no specific percentage of pay directly tied to portfolio performance measures such as the performance of this Fund or a strategy shared with the Fund.

A range of benefits are provided to employees (including private medical insurance, disability insurance and life insurance) with a view to offering an overall remuneration package that is competitive to each local market in which Janus Henderson Investors operates. Fringe benefits account for a small percentage of total remuneration. Janus Henderson Investors also operates non-contributory pension schemes for employees. With the exception of a small number of individuals who participate in closed legacy defined benefits schemes, pension arrangements are all funded on a defined contribution basis, with contribution levels being benchmarked to the local market.

JOHN GAMBLA AND ROB GUTTSCHOW, FIRST TRUST

The compensation structure for John Gambla and Rob Guttschow is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based on a variety of factors, including, but not limited to, an individual’s overall contribution to the success of the firm and the profitability of the firm.

(a)(4)	Disclosure of Securities Ownership

Information provided as of December 31, 2017

Portfolio Manager	Shares owned
Alex Crooke	None
Ben Lofthouse	2280 shares*
John Gambla	None
Rob A. Guttschow	None

* Mr. Lofthouse participates in the Fund’s dividend reinvestment program; accordingly, this number will necessarily increase as dividends are paid and reinvested in additional shares of the Fund.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 22, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	February 22, 2018

* Print the name and title of each signing officer under his or her signature.